PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]        Preliminary proxy statement
[X]        Definitive proxy statement
[ ]        Definitive additional materials
[ ]        Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         Delphos Citizens Bancorp, Inc.
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                (Name of Registrant as Specified in Its Charter)

                         Delphos Citizens Bancorp, Inc.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
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[ ]     $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)     Title of each class of securities to which transaction applies:
                  N/A
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(2)     Aggregate number of securities to which transactions applies:
                  N/A
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(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                  N/A
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(4)     Proposed maximum aggregate value of transaction:
                  N/A
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[ ]     Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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
                         DELPHOS CITIZENS BANCORP, INC.
                               114 EAST 3RD STREET
                               DELPHOS, OHIO 45833
                                 (419) 692-2010


                                                               December 27, 1999


Fellow Stockholders:

         You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Delphos Citizens Bancorp, Inc. (the "Company"), the holding company for Citizens Bank of Delphos (the "Bank"), which will be held on January 26, 2000, at 2:00 p.m., Eastern Time, at The F.O.E. Lodge, 1600 East 5th Street, Delphos, Ohio.

         The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company, as well as a representative of Crowe, Chizek and Company LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

         The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH MATTER TO BE CONSIDERED.

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, we thank you for your continued interest and support.

                                         Sincerely yours,


                                         /s/Joseph R. Reinemeyer
                                         Joseph R. Reinemeyer
                                         CHAIRMAN OF THE BOARD, PRESIDENT AND
                                         CHIEF EXECUTIVE OFFICER

                         DELPHOS CITIZENS BANCORP, INC.
                               114 EAST 3RD STREET
                               DELPHOS, OHIO 45833
                                 (419) 692-2010
                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 26, 2000
                       ----------------------------------

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Delphos Citizens Bancorp, Inc. (the "Company") will be held on January 26, 2000, at 2:00 p.m., Eastern Time, at The F.O.E. Lodge, 1600 East 5th Street, Delphos, Ohio.

         The purpose of the Annual Meeting is to consider and vote upon the following matters:

         1. The election of one director for a term of three years or until a successor is elected and qualified;

         2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of the Company for the fiscal year ending September 30, 2000; and

         3. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         The Board of Directors has established December 13, 1999, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only recordholders of the common stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are insufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at the administrative office of the Company, 114 East 3rd Street, Delphos, Ohio 45833, for a period of 10 days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                                            By Order of the Board of Directors

                                            /s/Gary G. Ricker
                                            Gary G. Ricker
                                            CORPORATE SECRETARY
Delphos, Ohio
December 27, 1999

                         DELPHOS CITIZENS BANCORP, INC.
                             -----------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 26, 2000
                             -----------------------


SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is being furnished to stockholders of Delphos Citizens Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company ("Board of Directors" or "Board") of proxies to be used at the annual meeting of stockholders to be held on January 26, 2000, at 2:00 p.m., Eastern Time, at The F.O.E. Lodge, 1600 East 5th Street, Delphos, Ohio and at any adjournments thereof. The 1999 Annual Report on Form 10-K, which includes consolidated financial statements for the fiscal year ended September 30, 1999, accompanies this Proxy Statement, which is first being mailed to recordholders on or about December 27, 1999.

         Regardless of the number of shares of common stock owned, it is important that recordholders of a majority of the shares be represented by proxy or present in person at the annual meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND FOR THE RATIFICATION OF CROWE, CHIZEK AND COMPANY LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000.

         Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the annual meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the annual meeting.

         The cost of solicitation of proxies on behalf of management will be borne by the Company. Proxies may be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, Citizens Bank of Delphos (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

         The securities that may be voted at the annual meeting consist of shares of common stock of the Company, with each share entitling its owner to one vote on all matters to be voted on at the annual meeting, except as described below. There is no cumulative voting for the election of directors.

         The close of business on December 13, 1999 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the annual meeting and at any adjournments thereof. The total number of shares of common stock outstanding and entitled to vote on the Record Date was 1,584,783 shares.

         As provided in the Company's Certificate of Incorporation, recordholders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the "limit") are not entitled to any vote in respect of the shares held in excess of the limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (1) to make all determinations necessary to implement and apply the limit, including determining whether persons or entities are acting in concert, and (2) to demand that any person who is reasonably believed to beneficially own stock in excess of the limit supply information to the Company to enable the Board of Directors to implement and apply the limit.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of common stock entitled to vote (after subtracting any shares in excess of the limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the annual meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of the director set forth in Proposal 1, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominee proposed by the Board of Directors, or to "VOTE WITHHOLD" authority to vote for the nominee being proposed. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either (1) broker non-votes, or (2) proxies as to which authority to vote for the nominee being proposed is withheld.

         As to the approval of Crowe, Chizek and Company, LLP as independent auditors of the Company set forth in Proposal 2, and all other matters that may properly come before the annual meeting, by checking the appropriate box, you may: (1) vote "FOR" the item; (2) vote "AGAINST" the item; or (3) "ABSTAIN" with respect to the item. Under the Company's Bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

         Proxies solicited hereby will be returned to the Company's transfer agent, Fifth Third Bank, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be a director of, the Company or any of its affiliates. After the final adjournment of the annual meeting, the proxies will be returned to the Company for safekeeping.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of common stock on the Record Date or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's common stock as of the Record Date.

TITLE OF CLASS             NAME AND ADDRESS                               AMOUNT AND                PERCENT
                           OF BENEFICIAL OWNER                             NATURE OF               OF CLASS
                                                                     BENEFICIAL OWNERSHIP
-----------------          ------------------------                --------------------------     ------------

Common Stock               Citizens Bank of Delphos                       163,097 (1)               10.29%
                           Employee Stock Ownership Plan
                              ("ESOP")
                           114 East 3rd Street
                           Delphos, Ohio  45833

---------------------------------------
(1) Shares of common stock were acquired by the ESOP in the Bank's conversion from mutual to stock form. The ESOP Committee of the Board of Directors administers the ESOP. The Board has appointed a corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee votes all allocated shares held in the ESOP in accordance with the instructions of the participants. The ESOP Trustee, subject to its fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), will vote the unallocated shares in a manner calculated to most accurately reflect the instructions received from participants with respect to the allocated shares. At December 27, 1999, 32,752 shares have been allocated under the ESOP and 130,345 shares remain unallocated.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Mrs. Nancy C. Rumschlag, who is standing for election as director, was unanimously nominated by the Nominating Committee of the Board of Directors. No person is being proposed for election pursuant to any agreement or understanding between any person and the Company.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

         The Board of Directors of the Company currently consists of five directors and is divided into three classes. Each of the five members of the Board of Directors of the Company also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

         The nominee proposed for election at this annual meeting is Nancy C. Rumschlag.

         In the event that the nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that the nominee will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEE PROPOSED BY THE BOARD OF DIRECTORS.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEE, CONTINUING DIRECTORS AND EXECUTIVE OFFICER

         The following table sets forth, as of the Record Date, the name of the nominee, the continuing directors and the executive officer who is not also a director, as well as their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each director became a director of the Bank and the year in which their terms (or in the case of the nominees, proposed terms) as director of the Company expire. The table also sets forth the amount of common stock and the percent thereof beneficially owned by each director and all directors and executive officers as a group as of the Record Date.

                                                                                     SHARES OF
NAME AND PRINCIPAL OCCUPATION                                     EXPIRATION        COMMON STOCK        PERCENT OF
AT PRESENT AND FOR PAST FIVE YEARS                  DIRECTOR      OF TERM AS        BENEFICIALLY         CLASS(3)
                                           AGE      SINCE(1)       DIRECTOR           OWNED(2)
---------------------------------------   ------   -----------   -------------   -------------------   -------------

NOMINEE
Nancy C. Rumschlag.....................    49         1987           2003           49,777(6)(7)(8)       3.14%
   Vice President of the Company
   and of the Bank since 1991.
   Ms. Rumschlag managed the H&R
   Block office in Delphos prior to
   joining the Bank.

CONTINUING DIRECTORS

Joseph R. Reinemeyer...................    50         1977           2001           46,240(6)(7)(8)       2.92%
   President, Chief Executive Officer
   and Chairman of the Board of the
   Company and the Bank.  Mr.
   Reinemeyer served as Executive
   Vice President and Managing
   Officer of the Bank from 1982 to
   1996 and held various positions
   with the Bank from 1975 to 1982.

David Roach............................    49         1997           2001               3,513(4)(5)         *
   President of Vogel Roach Corp., a
   radio broadcast company.  Mr.
   Roach has worked at Vogel Roach
   Corp. since 1972.

P. Douglas Harter......................    52         1969           2002              31,985(4)(5)       2.02%
   Associate of Harter and Son
   Funeral Home.

Robert L. Dillhoff.....................    52         1991           2002              20,303(4)(5)       1.28%
   District Highway Management
   Administrator for the Ohio
   Department of Transportation.

                                                                                              SHARES OF
NAME AND PRINCIPAL OCCUPATION                                     EXPIRATION        COMMON STOCK        PERCENT OF
AT PRESENT AND FOR PAST FIVE YEARS                  DIRECTOR      OF TERM AS        BENEFICIALLY         CLASS(3)
                                           AGE      SINCE(1)       DIRECTOR           OWNED(2)
---------------------------------------   ------   -----------   -------------   -------------------   -------------
EXECUTIVE OFFICER
WHO IS NOT ALSO A DIRECTOR

Gary G. Ricker
   Secretary and Treasurer of the          45         --             --                 6,610(6)(8)         *
   Bank since 1987.....................

Stock Ownership of all Directors
and Executive Officers as a Group          --         --             --                  158,428(9)       10.0%
(6 persons)............................

 *   Does not exceed 1.0% of the Company's voting securities.
(1)  Includes years of service as a director of the Bank.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).
(3) As of the Record Date, there were 1,584,783 shares of common stock outstanding and entitled to vote.
(4) Includes 2,447 unvested shares awarded to each of Messrs. Harter and Dillhoff pursuant to the Delphos Citizens Bancorp, Inc. 1997 Stock-Based Incentive Plan (the "Incentive Plan"), which began vesting in five equal annual installments on May 28, 1998, subject to the attainment of certain performance criteria adopted by the Board's Compensation Committee. Includes 1,529 unvested shares awarded to Mr. Roach pursuant to the Incentive Plan, which commence vesting in four equal annual installments on May 28, 1999. Each participant presently has voting power as to the shares awarded.
(5) Includes 4,076 shares subject to options granted to each of Messrs. Harter and Dillhoff under the Incentive Plan that are currently exercisable. Excludes 6,117 options granted to each of Messrs. Harter and Dillhoff under the Incentive Plan that are not currently exercisable. The options granted to Messrs. Harter and Dillhoff become exercisable on a cumulative basis in five equal annual installments commencing May 28, 1998. Includes 1,274 shares subject to options granted to Mr. Roach under the Incentive Plan that are currently exercisable. Excludes 3,823 options granted to Mr. Roach under the Incentive Plan that are not currently exercisable. The options granted to Mr. Roach become exercisable on a cumulative basis in four equal annual installments commencing May 28, 1999.
(6) Includes 8,809, 7,340 and 372 unvested shares awarded to Mr. Reinemeyer, Ms. Rumschlag and Mr. Ricker, respectively, under the Incentive Plan. Awards to officers under the Incentive Plan began vesting in five equal annual installments on May 28, 1998, subject to the attainment of certain performance criteria adopted by the Board's Compensation Committee. Each participant presently has voting power as to the shares awarded.
(7) Includes 20,386 and 16,308 shares subject to options granted to Mr. Reinemeyer and Ms. Rumschlag, respectively, under the Incentive Plan that are currently exercisable. Excludes 30,582 and 24,466 options granted to Mr. Reinemeyer and Ms. Rumschlag under the Incentive Plan that are not currently exercisable. Options become exercisable on a cumulative basis in five equal annual installments commencing May 28, 1998.
(8) Includes 6,039, 4,359 and 2,153 shares allocated to Mr. Reinemeyer, Ms. Rumschlag and Mr. Ricker, respectively, under the Bank's ESOP.
(9) Includes a total of 22,944 unvested shares awarded under the Incentive Plan as to which voting may be directed and 46,120 shares subject to options awarded under the Incentive Plan that are currently exercisable. Excludes a total of 71,105 shares subject to options granted under the Incentive Plan that are not currently exercisable.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY

         The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors of the Company meets quarterly and may have additional meetings as needed. During the fiscal year ended September 30, 1999, the Board of Directors of the Company held four meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during fiscal year 1999. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

         AUDIT COMMITTEE. The Audit Committee of the Company and the Bank consists of Messrs. Harter, Dillhoff and Roach. The Audit Committee is responsible for reporting to the Board on the general financial condition of the Bank and the results of the annual audit, and is responsible for ensuring that the Bank's activities are being conducted in accordance with applicable laws and regulations. The Audit Committee of the Company met one time during fiscal 1999. The Audit Committee of the Bank met one time in fiscal 1999.

         NOMINATING COMMITTEE. The Company's Nominating Committee for the 2000 Annual Meeting consists of Messrs. Harter, Dillhoff and Roach. The committee considers and recommends the nominee for director to stand for election at the Company's annual meeting of shareholders. The Company's Certificate of Incorporation and Bylaws provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. The Nominating Committee met on November 22, 1999.

         COMPENSATION COMMITTEE. The Compensation Committee of the Company consists of Messrs. Harter, Dillhoff and Roach. The committee meets to establish compensation and benefits for the executive officers and to review the incentive compensation programs when necessary. The committee is also responsible for all matters regarding compensation and benefits, hiring, termination and affirmative action issues for other officers and employees of the Company and the Bank. The Compensation Committee met one time in 1999.

DIRECTORS' COMPENSATION

         DIRECTORS' FEES. Each outside director of the Bank is paid an annual retainer of $5,000 and receives a fee of $400 for each regular monthly meeting attended, and each outside director of the Company is paid an annual retainer of $2,000 and receives a fee of $250 for each regular quarterly meeting attended. Also, each outside director receives a fee of $400 for each special Board meeting attended. Outside director members of the Bank's Loan Committee receive a fee of $100 for each regular meeting attended. From time to time, members of the Board will perform inspections of real property for which the Board member receives a fee that ranges from $20 to $30, depending upon the location of the inspected property.

         INCENTIVE PLAN. Under the Incentive Plan maintained by the Company, Messrs. Dillhoff and Harter received non-statutory stock options to purchase 10,193 shares of common stock at an exercise price of $14.00, the fair market value of the common stock on May 28, 1997, the date the options were granted, and stock awards for 4,077 shares of common stock. Mr. Reinemeyer and Mrs. Rumschlag received non-statutory stock options to purchase 50,968 and 40,774 shares of common stock, respectively, at an exercise price of $14.00, the fair market value of the common stock on May 28, 1997, the date the options were granted, and stock awards for 14,679 and 12,232 shares of common stock, respectively. The stock awards and stock options initially granted to Messrs. Dillhoff, Harter and Reinemeyer and Mrs. Rumschlag under the Incentive Plan began vesting over a five-year period at a rate of 20% each year on May 28, 1998, the first anniversary of the date of grant. On May 28, 1998, Mr. Roach received non-statutory stock options to purchase 5,097 shares of common stock at an exercise price of $20.75, the fair market value of the common stock on May 28, 1998, and stock awards for 2,039 shares of common stock. The stock awards and stock options granted to Mr. Roach begin vesting at a rate of 25% each year on May 28, 1999, the first anniversary of the date of grant. The annual vesting of all stock awards granted to date under the Incentive Plan is subject to the attainment of performance criteria established by the Compensation Committee. All unexercised options granted under the Incentive Plan expire 10 years following the date of grant. All stock awards and stock options granted under the Incentive Plan will immediately vest upon death, disability or a change in control of the Bank or the Company.

EXECUTIVE COMPENSATION

         THE REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE EXCHANGE ACT, EXCEPT AS TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and certain other executive officers of the Company or the Bank. In fulfillment of this requirement, the Compensation Committee of the Board of Directors of the Company, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

         The Compensation Committee's goal in setting executives' compensation is to attract, retain, motivate and reward highly qualified executive officers to achieve the Company's business objectives. This executive compensation program is integrated with the Company's annual and long-term business plans in order to provide a strategic link between corporate performance and attainment of corporate goals and executive compensation. The components of the corporate compensation program are base salary, performance incentives (bonus), and the Employee Stock Ownership Program.

         The President and Chief Executive Officer has employment agreements with the Company and the Bank, which specify a minimum base salary and require periodic review of such salary.

         BASE SALARIES. In determining salary levels of the executive officers, the Compensation Committee considers the entire compensation package, including stock plans. Rather than establishing specific performance goals, salary levels are intended to reflect the overall financial performance of the Company and the performance of each executive officer over time, which evaluation is subjective. The

Compensation Committee reviews various published surveys of compensation paid to executives performing similar duties for financial institutions and their holding companies, with focus placed on financial institutions in the Company's market area. While salary levels are not targeted to correspond to any high, median or low end of the companies surveyed, these surveys serve as a guide for the Compensation Committee in determining salary levels. In December of each year, the Compensation Committee will determine the level of salary adjustment, if any, to take effect on February 1 of the following year for all officers of the Bank.

         PERFORMANCE BONUSES. Bonuses, if any, are based on a combination of a percentage of salary and dollar amounts and, at the discretion of the Compensation Committee, may vary. A year end performance bonus may be granted to all employees, including executive officers.

         STOCK PROGRAMS. The Board of Directors of Delphos Citizens Bancorp, Inc., the Compensation Committee and management believe that significant employee stock ownership is a major incentive in maximizing Company profitability and aligning the interests of employees and stockholders. Therefore, in connection with the initial public stock offering of the Company on November 20, 1996 (the "Conversion"), the employee stock ownership plan ("ESOP") was established. Allocations to the ESOP are currently based on each employee's percentage of the total payroll. In addition, the Incentive Plan was established effective May 28, 1997.

         FISCAL 1999 COMPENSATION. In determining the salary level for the President and Chief Executive Officer, Joseph R. Reinemeyer, for fiscal 1999, the Compensation Committee reviewed indicators of the Company's financial strength, efficiency and profitability. The Compensation Committee exercises its judgment and discretion, rather than attempting to set absolute targets for any of the ratios reviewed in connection with the above indicators, in determining salaries.

         The President and Chief Executive Officer's salary for fiscal 1999 was $74,250 and he was paid a bonus of $5,892, which is equivalent to 7.94% of his base salary. In addition, the President and Chief Executive Officer participates in the ESOP, the Bank's 401(k) Plan and the Incentive Plan.

                             COMPENSATION COMMITTEE
                                P. DOUGLAS HARTER
                               ROBERT L. DILLHOFF
                                   DAVID ROACH

         STOCK PERFORMANCE GRAPH. The following graph shows a comparison of cumulative total stockholder return on the Company's common stock based on the market price of the common stock with the cumulative total return of the Nasdaq Banks Stock Index for the period beginning on November 20, 1996, the day the Company's common stock began trading, through September 30, 1999.

          COMPARISON OF TOTAL RETURNS OF DELPHOS CITIZENS BANCORP, INC.

                   NASDAQ MARKET INDEX AND NASDAQ BANK STOCKS
--------------------------------------------------------------------------------


[CHART APPEARS HERE]



--------------------------------------------------------------------------------

Summary

                                    11/21/96  3/31/97   9/30/97   3/31/98   9/30/98   3/31/99  9/30/99
                                    --------  -------   -------   -------   -------   -------  -------
Delphos Citizens Bancorp, Inc.       100.0     109.3     142.3      165.4    137.9     134.1    145.5

Nasdaq Market Index                  100.0      97.3     134.7      147.6    137.0     198.8    222.4

Nasdaq Bank Stocks Index             100.0     111.0     152.4      182.8    151.2     164.9    161.0


Notes:
A. The lines represent semi-annual index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end is not a trading day, the preceding trading day is used.
D.       The index level for all series was set to $100.00 on 11/21/96

         SUMMARY COMPENSATION TABLE. The following table shows, for the fiscal years ended September 30, 1999, 1998 and 1997, the cash compensation paid by the Company and the Bank, as well as certain other compensation paid or accrued for those years, to the President and Chief Executive Officer. No executive officer received compensation in excess of $100,000 during the year ended September 30, 1999.

                                                                        LONG TERM COMPENSATION
                                                                        ----------------------
                                     ANNUAL COMPENSATION(1)                AWARDS           PAYOUTS
                                     ----------------------                ------           -------
                                                       OTHER      RESTRICTED   SECURITIES                  ALL
NAME AND                                              ANNUAL        STOCK      UNDERLYING     LTIP        OTHER
PRINCIPAL                        SALARY    BONUS   COMPENSATION    AWARDS     OPTIONS/SARS  PAYOUTS   COMPENSATION
POSITION                  YEAR     ($)      ($)       ($)(2)       ($)(3)        (#)(4)      ($)(5)        ($)
--------                  ----   ------    -----   ------------    -------     -----------  -------   ------------

Joseph R. Reinemeyer,      1999  $74,250   $6,975       $--         $  --          $  --      $--        $31,017(6)
Chairman, President and    1998   72,730    5,892        --            --             --       --         24,318
Chief Executive Officer    1997   70,000    8,439        --       205,506         50,968       --         13,086
of the Company and the
Bank

(1) Under Annual Compensation, the column titled "Salary" includes meeting, valuation and inspection fees received as a Director of the Bank and the Company.
(2) "Other Annual Compensation" includes remuneration for unused "sick leave." For 1999, 1998 and 1997, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation;
     (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(3) Includes stock award of 14,679 shares granted to Mr. Reinemeyer pursuant to the Incentive Plan during fiscal year 1997. The dollar amount set forth in the table represents the market value of the shares awarded on the date of grant. The awards will vest in five equal annual installments commencing on May 28, 1998, the first anniversary of the effective date of the award. When shares become vested and are distributed, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) with respect thereto, plus earnings thereon. All awards vest immediately upon termination of employment due to death, disability or a change in control of the Bank or the Company. As of September 30, 1999, the market value of the unvested awards granted to Mr. Reinemeyer was $149,736.
(4) Includes stock options granted to Mr. Reinemeyer pursuant to the Incentive Plan during fiscal year 1999. See footnote 7 to the table under "Information with Respect to the Nominee, Continuing Directors and Executive Officer" and "Directors' Compensation - Incentive Plan" for a discussion of the options granted to Mr. Reinemeyer under the Incentive Plan.
(5) For 1999, 1998 and 1997, there were no payouts or awards under any long-term incentive plan.

(6) Includes $2,261 and $28,160 contributed by the Bank during fiscal year 1999 pursuant to the Bank's 401(k) Plan and ESOP, respectively. Includes $596 received for unused sick leave.


EMPLOYMENT AGREEMENTS

         Mr. Reinemeyer (the "Executive") has entered into an employment agreement with the Bank (the "Bank Employment Agreement") and with the Company (the "Company Employment Agreement"). The employment agreements are intended to ensure that the management base of the Bank and the Company remains stable. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of the Executive.

         The Bank Employment Agreement provides for a three-year term that the Board of Directors may extend annually so that the remaining term shall be three years. The Company Employment Agreement also provides for a three-year term but extends automatically on a daily basis, unless written notice of non-renewal is given to the other party by the Board of Directors of the Company or the Executive. The employment agreements set forth the Executive's annual base salary and provide that the Executive's base salary will be reviewed at least annually. The base salary currently in effect for the Executive is $74,250. In addition to the base salary, the employment agreements provide for, among other things, participation in various incentive, employee and fringe benefit arrangements. The employment agreements provide for termination of the Executive's employment by the Bank or the Company for cause (as described in the agreements) at any time. In the event the Bank or the Company terminates the Executive's employment for reasons other than for cause or, in the event of the Executive's resignation from the Bank or the Company, as the case may be, upon:
(1) the failure to re-elect or re-appoint the Executive to his current office;
(2) a material change in the Executive's functions, duties or responsibilities;
(3) a relocation of the Executive's principal place of employment by more than 25 miles; (4) a material reduction in the benefits currently provided to the Executive; (5) the liquidation or dissolution of the Bank or the Company; or (6) a breach of the employment agreement by the Bank or the Company (collectively referred to as an "event of termination"), the Executive or, in the event of the Executive's death, the Executive's beneficiary, would be entitled to receive an amount generally equal to the amount he would have earned if he had been employed during remaining term of the employment agreements. In addition, the Executive would receive a payment attributable to the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the employment agreements. The Bank and the Company would also continue or pay for the continuance of the Executive's life, health and disability coverage for the remaining term of the employment agreement. Upon the occurrence of an event of termination, the Executive is subject to a covenant not to compete with the Company or the Bank for one year.

         Under the employment agreements, if involuntary termination or, in certain circumstances similar to some of those giving rise to an event of termination, voluntary termination of the Executive's employment follows a change in control of the Bank or the Company, the Executive or, in the event of the Executive's death, the Executive's beneficiary, would receive an amount generally equal to the greater of: (1) the payments due for the remaining term of the agreement or (2) three times the Executive's average annual compensation for the five preceding taxable years. The Bank and the Company would also continue or pay for the continuance of the Executive's life, health, and disability coverage for thirty-six months. The Company Employment Agreement also provides that the Company will reimburse the Executive for excise taxes imposed on any "excess parachute payments," as defined under section 280G of the Code, made under the agreement or otherwise, and any additional taxes imposed as a result of such reimbursement in order to put the Executive in the same economic position in which he would have been had no excise tax been imposed in connection with the payments covered by Section 280G. Notwithstanding that both of the employment agreements provide for a severance payment in the event of a change in control, the Executive may not receive duplicative payments under the agreements. In the event of a change in control, based solely upon three times 1999 base salary and cash bonus as reported in the Summary Compensation Table, Mr. Reinemeyer would receive approximately $243,675 in severance payments, in addition to other cash and noncash benefits.

         Payments to the Executive under the Bank Employment Agreement are guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payments under the Company Employment Agreements would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the employment agreements will be paid by the Company or the Bank, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under applicable law.

ESOP RESTORATION PLAN

         The Bank sponsors the Citizens Bank of Delphos ESOP Restoration Plan (the "Plan"), a non-qualified deferred compensation plan that benefits certain individuals designated by the Board of Directors. The Plan provides eligible individuals with benefits that the Bank would have provided to the individual under the tax-qualified employee stock ownership plan (the "ESOP"), but that it could not provide under such plan as a result of certain limitations imposed by the Code. Currently, only Mr. Reinemeyer participates in the Plan.


         In addition to providing for benefits lost under the ESOP as a result of the annual limitations imposed by the Code, the Plan also provides benefits to designated individuals who retire or whose expected benefit is reduced under the ESOP as a result of a change in control before the complete scheduled repayment of the ESOP loan. Generally, upon such an event, the Plan provides the individual with a benefit equal to what the individual would have received under the ESOP had he remained employed throughout the scheduled term of the ESOP loan less the benefits actually provided on his behalf under the ESOP. Benefits under the Plan generally become payable at the same time and in the same form as benefits under the ESOP.

         INCENTIVE PLAN. The Company maintains the Incentive Plan, which provides discretionary awards of options to purchase common stock, option-related awards and awards of common stock (collectively, "Awards") to officers, directors and key employees as determined by a committee of the Board of Directors. Awards of common stock to the Chief Executive Officer is provided under "Restricted Stock Awards" in the "Summary Compensation Table." There were no grants of options under the Incentive Plan to the President and Chief Executive Officer during fiscal 1999.

         The following table provides certain information with respect to the number of shares of common stock represented by outstanding options held by the Chief Executive Officer as of September 30, 1999. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the common stock.

                        FISCAL YEAR-END OPTION/SAR VALUE

NAME                          NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                             UNDERLYING UNEXERCISED               IN-THE-MONEY
                                  OPTIONS/SARS                   OPTIONS/SARS AT
                            AT FISCAL YEAR-END(#)(1)        FISCAL YEAR-END($)(2)(3)
                          ------------------------------  ------------------------------
                          EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                          -------------  ---------------  ------------- ----------------
Joseph R. Reinemeyer         20,386              30,582     $61,164             $91,740

             (1) The options in this table have an exercise price of $14.00.
             (2) The price of the common stock on September 30, 1999 was $17.00.
             (3) Based on the market value of the underlying common stock at fiscal year end, minus the exercise price.


TRANSACTIONS WITH CERTAIN RELATED PERSONS

         The Bank currently makes loans to employees, executive officers and directors on the same terms and conditions offered to the general public. The Bank's policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. Any loan made to an executive officer or director must be approved by the Board of Directors prior to its being committed. As of September 30, 1999, all loans outstanding to a director or executive officer of the Bank were made by the Bank in the ordinary course of business, with no favorable terms and such loans do not involve more than the normal risk of collectibility or present other unfavorable features.

         The Company intends that all transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and are required to be approved by a majority of independent outside directors of the Company not having any interest in the transaction.


                     PROPOSAL 2. RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended September 30, 1999 were Crowe, Chizek and Company LLP. The Company's Board of Directors has reappointed Crowe, Chizek and Company LLP to continue as independent auditors for the Bank and the Company for the fiscal year ending September 30, 2000, subject to ratification of such appointment by the Company's stockholders.

         Representatives of Crowe, Chizek and Company LLP will be present at the annual meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the annual meeting.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.


                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than September 2, 2000. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Exchange Act.

OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING

         The Board of Directors knows of no business that will be presented for consideration at the annual meeting other than as stated in the Notice of annual meeting of Stockholders. If, however, other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the annual meeting, you are urged to return your proxy card promptly. If you are then present at the annual meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the annual meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the annual meeting.

                                            By Order of the Board of Directors


                                            /s/Gary G. Ricker
                                            Gary G. Ricker
                                            CORPORATE SECRETARY

Delphos, Ohio
December 27, 1999


        YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.
          WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE
                 REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY
                    RETURN THE ACCOMPANYING PROXY CARD IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE.

**************************************************************************
                                    APPENDIX


                        DELPHOS CITIZENS BANCORP, INC.
                        ANNUAL MEETING OF STOCKHOLDERS

                               JANUARY 26, 2000
                            2:00 P.M. EASTERN TIME
                        -------------------------------

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the official proxy committee of the Board of Directors of Delphos Citizens Bancorp, Inc. (the "Company"), each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on January 26, 2000 at 2:00 p.m. Eastern Time, at the F.O.E. Lodge, 1600 East 5th Street, Delphos, Ohio, and at any and all adjournments thereof, as follows:

      1. The election as director of the nominee listed (except as marked to the contrary below).

                              Nancy C. Rumschlag

                  FOR                           VOTE WITHHELD
                  |_|                                 |_|


      2. The ratification of the appointment of Crowe Chizek and Company, LLP as independent auditors of Delphos Citizens Bancorp, Inc. for the fiscal year ending September 30, 2000.

            FOR                     AGAINST                 ABSTAIN
            |_|                       |_|                     |_|

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                        EACH OF THE LISTED PROPOSALS.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated December 27, 1999 and of the Annual Report to Stockholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                          Dated:___________________________



                                          --------------------------------
                                          SIGNATURE OF STOCKHOLDER



                                          --------------------------------
                                          SIGNATURE OF STOCKHOLDER




                         -----------------------------


           PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE.